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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Matthew C. Patten

Cutler Investment Counsel, LLC 525 Bigham Knoll Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Cutler Trust

CUTLER EQUITY FUND

CUTLER FIXED INCOME FUND

CUTLER EMERGING MARKETS FUND

ANNUAL REPORT

June 30, 2017

THE CUTLER TRUST
TABLE OF CONTENTS

THE CUTLER TRUST
LETTER TO SHAREHOLDERS

To The Cutler Funds Shareholders:

The enclosure represents the annual report to shareholders for the Cutler Trust for the year ended June 30, 2017. Should you have questions about any of the Cutler Funds after reading this report, we invite you to reach out and discuss your investments at your convenience.

While geo-politics highlighted the events of this past year, markets were impressively stable. The fiscal year began on the heels of Brexit, the June 23, 2016 vote by Britain to withdraw from the European Union. Brexit caused a sharp pullback in certain asset classes and currencies, which proved to be short-lived. Stocks began to rally through the summer, and the rally continued through the U.S. election. As we progressed into 2017, the post-election rise in bond yields began to fade and the stock rally resumed, led in large part by the growth stocks and riskier assets. Emerging markets also benefitted as the dollar weakened versus most major currencies, despite rate increases by the Federal Reserve that historically would trigger a stronger dollar versus global trading partners.

As we assess the markets after a very strong year and extended bull market, we gain confidence in global economic growth which is helping to buoy equities in most countries. However, we have become increasingly wary of valuations and are managing equities with an eye to both returns and risk. We believe diligence is prudent at this stage of the economic cycle and will continue to adhere to Cutler’s long-standing investment philosophy. For equities, we look to the sustainability of a company’s dividend as a way to manage portfolio risk. We believe our risk focus is paramount for today’s equity market participants.

Thank you for your continued trust in Cutler.

Sincerely,

Matthew C. Patten	Erich M. Patten
Chairman	Chief Investment Officer
The Cutler Trust	Cutler Investment Counsel, LLC

Xavier J. Urpi
Director of Fixed Income
Cutler Investment Counsel, LLC

Before investing you should carefully consider the Cutler Funds’ investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-228-8537. Please read the prospectus carefully before you invest.

THE CUTLER TRUST
LETTER TO SHAREHOLDERS (Continued)

The views in this report were those of the Cutler Funds’ investment adviser as of June 30, 2017 and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Cutler Funds and do not constitute investment advice.

CUTLER EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Cutler Equity Fund (the “Equity Fund”) perform last year?

The Equity Fund returned 9.97% for the year ended June 30, 2017.

2)	What were the most significant market factors affecting the Fund’s performance during the past year?

Market factors included:

1)	Continued low interest rate environment
2)	Moderate economic growth
3)	Strong performance of “risk assets” such as growth stocks

3)	Why did the Fund underperform relative to the benchmark?

After strong relative performance in the previous fiscal year, the Equity Fund underperformed the S&P 500 Total Return Index (the “S&P 500”) which gained 17.90% for the year ended June 30, 2017. The Equity Fund’s performance was driven by both macro sector allocations and fundamental stock selection. The portfolio’s exposure in the retail sector had a significant impact during the year, as the retail sector has undergone a dynamic change in lieu of online competition. In addition, the “FAANG” stocks, which is a colloquial description of Facebook, Amazon, Apple, Netflix, and Alphabet’s Google, were particularly strong. These tech titans accounted for much of the S&P 500 gains and none are currently eligible for Cutler’s Equity Income strategy due to our criteria of 10-years of uninterrupted dividend payments.

4)	What strategies did you use to manage the Fund?

Cutler’s investment process focuses on dividends as the primary driver of investment returns. The strategy was unchanged in the previous year, and the management of the Equity Fund was consistent with previous years. We look for holdings in the portfolio that maintain a 10-year record of consistent dividend payments and typically have a total market capitalization of at least $10 billion. We seek relative value as compared to other companies in similar industries. The Equity Fund has a value bias, but is benchmarked to the S&P 500. The strategy is further detailed in the Equity Fund’s prospectus.

5)	What were the primary strategic factors that guided your management of the Fund?

Cutler’s dividend criteria have been the primary strategic factors used in managing the Equity Fund this past year. For example, Cutler looks for companies that have at least a 10-year history of maintaining or increasing dividend. We believe this criterion results in a portfolio of companies with stable earnings and sound business models. In addition, the Equity Fund’s portfolio managers continue to focus on companies they believe offer attractive current yields and the potential for total return. A lower risk profile than the market was also a primary strategy, as the Equity Fund maintained a below market “beta,” a measure of systematic risk, throughout the time period.

CUTLER EQUITY FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

Portfolio turnover of the Fund remained low this past year at 5%. We have remained patient with our current holdings in a sustained bull market, believing that we are well-positioned for volatility should the market direction shift.

6)	What were some of the key trends in each of the regions/significant industries in which the Fund invests?

The Equity Fund’s holdings remain 100% domiciled in the U.S., and the strategies employed do not have any additional regional bias. In certain cases, holdings may have legal registration outside of the U.S., but are considered domestic due to the locality of their operations.

The U.S. markets continued the bull market that was born from the financial crisis. Growth stocks had a very strong 12 months, with large cap growth being a notable asset class for investment. Additionally, the seismic change in retail and the pace of technological change have been notable this past year, highlighted by the proposed acquisition of the Whole Foods grocery chain by Amazon.com, Inc.

As in past years, earnings growth has been bolstered by share repurchases, producing an environment where equity returns far exceed the pace of economic growth. Valuation multiples have expanded, implying that equity investments carry a greater level than normal level of risk going forward.

7)	Which securities helped the Fund’s performance the most relative to the benchmark?

a)	Deere & Company
b)	General Electric Company*
c)	Caterpillar, Inc.
d)	McDonald’s Corporation
e)	Berkshire Hathaway, Inc.*

8)	Did any securities hurt the Fund’s performance relative to the benchmark?

a)	Bristol-Myers Squibb Company
b)	Target Corporation
c)	The Kroger Company
d)	Intel Corporation
e)	QUALCOMM, Inc.

*

GE and Berkshire Hathaway were not held in the Equity Fund but represent a large portion of the S&P 500, the Equity Fund’ s benchmark. The -33% return of GE and -21% return for Berkshire Hathaway, contributed +0.59% and +.22% performance versus the S&P 500 during the period.

CUTLER FIXED INCOME FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Cutler Fixed Income Fund (the “Fixed Income Fund”) perform last year?

The Fixed Income Fund returned -5.02% for the year ended June 30, 2017.

2)	What were the most significant market factors affecting the Fixed Income Fund’s performance during the past year?

Market factors included:

1)	Yield curve flattening
2)	Fed funds rate increase by the Federal Reserve Board
3)	Massive spread compression of yield spreads in the investment grade arena

3)	Explain the Fixed Income Fund’s performance relative to the benchmark.

The Bloomberg Barclays Intermediate U.S. Government/Credit Index was down -0.21% during the fiscal year. The underperformance during this period can be attributed to the Fixed Income Fund’s underexposure in the U.S. investment grade corporate sector and overexposure in short-dated Commercial Mortgaged Backed Securities (CMBS).

4)	What strategies did you use to manage the Fixed Income Fund?

The Fixed Income Fund anticipated a flattening of the yield curve and tried to capitalize on this trend by investing in long-dated Treasury issues and short-dated CMBS issues. Continued demand for longer term securities caused long-term rates to decline, while the increase in the Fed funds rate caused short-term interest rates to increase. This action causes the yield curve to essentially flatten, which is the yield curve strategy that was being employed by the Fund.

However, the Fund was also expecting the yield spread between Treasury securities and investment grade corporate securities to stabilize or increase. However, the opposite occurred and having a heavy underweight position in this asset class caused the Fund to underperform. The Fund’s higher quality positions were not able to provide the returns of the higher risk sector. The thirst for yield appears to have dominated this fiscal year, as higher risk assets outperformed government backed assets by more than 35% of the returns of government securities.

5)	What were the primary strategic factors that guided your management of the Fixed Income Fund?

Cutler was anticipating for the Fed to raise rates at least one time during this period. In addition, it also recognized that compared to global rates, the longer-dated securities were attractive globally. As a result, Cutler was expecting the yield curve to continue to flatten as it had the previous fiscal year. In addition, we looked at corporate issues as being at the lower end of the historical spread range and felt that the risk-reward was out of favor in that sector. This valuation of the corporate sector led us to overweight government securities and underweight corporate securities. The combination

CUTLER FIXED INCOME FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

of these two strategies produced mixed results. The strategy to create a portfolio that would perform well during a yield curve flattening event worked in our favor; however, the corporate strategy did not. Unfortunately, the spread compression that caused the corporate sector to outperform was by far much more painful than the positive results from the flattening yield curve.

6)	What were some of the key trends in each of the regions/significant industries in which the Fixed Income Fund invests?

The Fixed Income Fund is heavily weighted in U.S. Government securities. These include Treasuries, fixed rate agencies, and mortgaged-backed securities. The trend in the first half of 2017 was the incessant search for securities with healthy yield levels. Unfortunately, the government sector of the bond market did not fit that demand, therefore investors began to take more risk and explore the lower quality securities. Consequently, returns in the government sector of the fixed income universe were left earning their yield plus slightly more, while the credit sector fared much better.

The credit sector, which had a poor second half of 2015, recovered very well thereafter, especially in the latter end of 2016 and early 2017. The yield differential between the government sector and credit sector is now at levels not seen since 2006. Our strategy did not incorporate the credit sector as we felt that spreads were already very tight and the risk/reward balance was leaning heavier on the risk side than the reward side. We underestimated the voracious appetite that investors would have for yield and their willingness to get that yield regardless of risk. However, given the results over the last 12 months, we feel even less compelled to invest in a sector that is so overvalued and whose risk characteristics are highly elevated.

The Fund is heavily invested in U.S. Government agency securities to provide safety and liquidity. This sector should perform well when lower quality securities begin to widen. At some point, yield levels on lower quality securities will not compensate investors for the increased risk. We believe that bonds are, if not already there, very close to that moment. At this time, we would prefer to err on the side of prudence and safety, rather than speculating on the riskier sectors of fixed income.

7)	Which securities helped the Fixed Income Fund’s performance the most?

1.	Morgan Stanley Capital I Trust, IO, Series 1998-HF2, 1.055%, due 11/01/30
2.	GNMA, IO, Series 2010-100, 0.349%, due 07/16/50
3.	FANNIEMAE-ACES, IO, Series 2013-M13, 0.000%, due 05/01/18

8)	Did any securities hurt the Fixed Income Fund’s performance?

1.	FANNIEMAE-ACES, IO, Series 2013-M1, 4.658%, 11/25/16
2.	FANNIEMAE-ACES, IO, Series 2012-M14, 0.595%, due 04/25/22
3.	Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21, 0.021%, due 10/01/44

CUTLER EMERGING MARKETS FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

1)	How did the Emerging Markets Fund perform last year?

The Emerging Markets Fund returned 13.14% for the year ended June 30, 2017.

2)	What were the most significant market factors affecting the Emerging Markets Fund’s performance during the past year?

Most economies around the globe are growing modestly, while central bankers are remaining steadfastly accommodative. The weaker U.S. dollar provided a tailwind for emerging markets returns.

3)	Explain the Emerging Markets Fund’s performance relative to the benchmark.

The Emerging Markets Fund underperformed the MSCI Emerging Markets Total Return Index, which produced a return of 23.74% this past fiscal year. The primary driver of underperformance was the underweight within the Information Technology space, as IT saw returns of over 50% in the Index. The dividend approach Cutler uses largely contributed to this portfolio positioning.

4)	What strategies did you use to manage the Emerging Markets Fund?

Cutler utilizes a universe which we refer to as “The 15DU.” The 15DU consists of companies in the emerging markets index that have paid dividends for at least 14 of the last 15 years. The bulk of the portfolio is comprised of these securities. Additionally, Cutler uses exchange traded funds (ETFs) to gain exposure to markets with less liquidity or as a way to provide trading liquidity for shareholder transactions.

5)	What were the primary strategic factors that guided your management of the Emerging Markets Fund?

In combination with our economic outlook, Cutler considers geo-political risk when assessing our country weightings. In general, Cutler is biased against less stable political environments. Instead, we prefer to invest into faster growing economies with favorable demographic trends. Cutler believes that emerging markets investing should primarily be focused on consumer based investment themes, not commodities. When possible, we will look for 15DU securities that are exposed to a growing middle-class in countries and regions.

6)	What were some of the key trends in each of the regions/significant industries in which the Emerging Markets Fund invests?

Emerging markets are diverse, yet global correlations exist that impact total portfolio performance. The most significant trend of the past year impacting emerging markets has been the weakening of the U.S. dollar. After a very strong bull market for the dollar, this softening of the currency has been a welcome tailwind for emerging markets investors.

CUTLER EMERGING MARKETS FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

Generally speaking, global growth has been doing well. The past decade has marked several crises, such as the housing crisis, European debt crisis, and dramatic fall in oil prices. As global stocks continue to distance themselves from these events, a reflation of assets and growth is occurring. This has bolstered the prospects for emerging markets stocks. Debt levels and real estate valuations in China remain a concern for this asset class; however, these risks did not have a significant impact during the past 12 month period.

7)	Which securities helped the Emerging Markets Fund’s performance the most relative to the benchmark?

a.	Samsung Electronics Company Ltd.
b.	América Móvil S.A.B. de C.V. – Series L - ADR
c.	China Resources Land Ltd.
d.	KT Corporation - ADR
e.	Empresa Nacional de Telecomunicaciones S.A.

8)	Did any securities hurt the Emerging Markets Fund’s performance relative to the benchmark?

f.	Infosys Ltd. - ADR
g.	Grupo de Inversiones Suramericana S.A.
h.	Universal Robina Corporation
i.	Dongbu Insurance Company Ltd.
j.	Embraer S.A. - ADR

CUTLER EQUITY FUND
PERFORMANCE INFORMATION
June 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Equity Fund and S&P 500 Total Return Index

Average Annual Total Returns (for periods ended June 30, 2017)
	1 Year	5 Years	10 Years
Cutler Equity Fund(a)	9.97%	11.05%	6.63%
S&P 500 Total Return Index(b)	17.90%	14.63%	7.18%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The S&P 500 Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

CUTLER FIXED INCOME FUND
PERFORMANCE INFORMATION
June 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Fixed Income Fund, Bloomberg Barclays Intermediate U.S. Government/Credit Index and Bloomberg Barclays Short-Term U.S. Government Index

Average Annual Total Returns (for periods ended June 30, 2017)
	1 Year	5 Years	10 Years
Cutler Fixed Income Fund(a)	(5.02%)	0.50%	3.24%
Bloomberg Barclays Intermediate U.S. Government/Credit Index(b)	(0.21%)	1.77%	3.87%
Bloomberg Barclays Short-Term U.S. Government Index(b)	(0.07%)	0.65%	2.02%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The Bloomberg Barclays Intermediate U.S. Government/Credit Index and the Bloomberg Barclays Short-Term U.S. Government Index cover intermediate and short-term, respectively, fixed income securities of the U.S government and publicly-issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The indices are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance or any specific investment.

CUTLER EMERGING MARKETS FUND
PERFORMANCE INFORMATION
June 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Emerging Markets Fund and MSCI Emerging Markets Index

Average Annual Total Returns (for periods ended June 30, 2017)
	1 Year	Since Inception(b)
Cutler Emerging Markets Fund(a)	13.14%	(2.18%)
MSCI Emerging Markets Index(c)	23.74%	4.34%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on July 2, 2015.
(c)

The MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging markets: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

CUTLER EQUITY FUND
PORTFOLIO INFORMATION
June 30, 2017 (Unaudited)

Sector Allocation (% of Net Assets)

CUTLER FIXED INCOME FUND
PORTFOLIO INFORMATION
June 30, 2017 (Unaudited)

Asset Allocation (% of Net Assets)

CUTLER EMERGING MARKETS FUND
PORTFOLIO INFORMATION
June 30, 2017 (Unaudited)

Country Allocation (% of Net Assets)

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS June 30, 2017
COMMON STOCKS — 97.5%	Shares	Value
Consumer Discretionary — 14.5%
Hotels, Restaurants & Leisure — 4.3%
McDonald's Corporation	39,655	$6,073,560

Media — 3.7%
Walt Disney Company (The)	48,992	5,205,400

Multi-Line Retail — 2.1%
Target Corporation	57,650	3,014,518

Specialty Retail — 4.4%
Home Depot, Inc. (The)	40,700	6,243,380

Consumer Staples — 13.2%
Beverages — 3.1%
PepsiCo, Inc.	37,995	4,388,043

Food & Staples Retailing — 4.9%
Kroger Company (The)	122,971	2,867,684
Wal-Mart Stores, Inc.	53,677	4,062,275
		6,929,959
Food Products — 2.4%
General Mills, Inc.	62,675	3,472,195

Household Products — 2.8%
Procter & Gamble Company (The)	45,130	3,933,079

Energy — 7.3%
Energy Equipment & Services — 1.3%
Schlumberger Ltd.	27,000	1,777,680

Oil, Gas & Consumable Fuels — 6.0%
Chevron Corporation	43,820	4,571,741
Exxon Mobil Corporation	49,563	4,001,221
		8,572,962
Financials — 9.9%
Banks — 3.3%
M&T Bank Corporation	28,340	4,589,663

Capital Markets — 6.6%
BlackRock, Inc.	13,284	5,611,294

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.5% (Continued)	Shares	Value
Financials — 9.9% (Continued)
Capital Markets — 6.6% (Continued)
Northern Trust Corporation	39,000	$3,791,190
		9,402,484
Health Care — 12.9%
Health Care Equipment & Supplies — 3.8%
Becton, Dickinson & Company	27,525	5,370,403

Pharmaceuticals — 9.1%
Bristol-Myers Squibb Company	71,490	3,983,423
Johnson & Johnson	37,170	4,917,219
Merck & Company, Inc.	62,790	4,024,211
		12,924,853
Industrials — 13.3%
Aerospace & Defense — 3.0%
United Technologies Corporation	34,510	4,214,016

Air Freight & Logistics — 2.9%
United Parcel Service, Inc. - Class B	37,950	4,196,890

Machinery — 7.4%
Caterpillar, Inc.	44,280	4,758,329
Deere & Company	45,944	5,678,219
		10,436,548
Information Technology — 12.6%
Semiconductors & Semiconductor Equipment — 8.7%
Intel Corporation	107,465	3,625,869
QUALCOMM, Inc.	56,924	3,143,343
Texas Instruments, Inc.	71,610	5,508,958
		12,278,170
Software — 3.9%
Microsoft Corporation	81,425	5,612,625

Materials — 3.3%
Chemicals — 3.3%
E.I. du Pont de Nemours and Company	58,405	4,713,868

Telecommunication Services — 5.5%
Diversified Telecommunication Services — 5.5%
AT&T, Inc.	109,403	4,127,775
Verizon Communications, Inc.	80,786	3,607,903
		7,735,678

CUTLER EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.5% (Continued)	Shares	Value
Utilities — 5.0%
Gas Utilities — 2.1%
National Fuel Gas Company	52,145	$2,911,777

Multi-Utilities — 2.9%
Dominion Energy, Inc.	53,243	4,080,011

Total Common Stocks (Cost $95,160,364)		$138,077,762

MONEY MARKET FUNDS — 2.4%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional, 0.89% (a) (Cost $3,422,761)	3,422,761	$3,422,761

Total Investments at Value — 99.9% (Cost $98,583,125)		$141,500,523

Other Assets in Excess of Liabilities — 0.1%		84,424

Net Assets — 100.0%		$141,584,947

(a)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND SCHEDULE OF INVESTMENTS June 30, 2017
U.S. TREASURY OBLIGATIONS — 13.3%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	1.625%	02/15/26	$700,000	$665,274
U.S. Treasury Notes	1.625%	05/15/26	650,000	616,230
U.S. Treasury Notes	2.000%	11/15/26	500,000	487,539
U.S. Treasury Bonds	2.500%	02/15/46	250,000	232,695
Total U.S. Treasury Obligations (Cost $2,048,057)				$2,001,738

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.8%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 5.4%
Federal Farm Credit Bank	2.750%	06/26/23	$500,000	$514,527
Federal Farm Credit Bank	2.370%	05/01/25	300,000	297,746
				812,273
Federal Home Loan Bank — 16.9%
Federal Home Loan Bank	1.250%	11/08/21	500,000	493,223
Federal Home Loan Bank	1.500%	03/29/22	250,000	248,278
Federal Home Loan Bank	1.500%	10/27/22	500,000	496,507
Federal Home Loan Bank	2.125%	03/10/23	350,000	350,954
Federal Home Loan Bank	1.500%	07/27/28	1,000,000	956,167
				2,545,129
Federal Home Loan Mortgage Corp. — 1.0%
Federal Home Loan Mortgage Corporation	1.300%	10/27/23	150,000	147,179

Private Export Funding Corporation — 2.5%
Private Export Funding Corporation	4.300%	12/15/21	350,000	383,548

U.S. Department of Housing and Urban Development — 1.0%
U.S. Department of Housing and Urban Development	4.130%	08/01/25	150,000	158,963

Total U.S. Government Agency Obligations (Cost $4,024,241)				$4,047,092

CUTLER FIXED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 55.0%	Coupon		Stated Maturity	Par Value	Value
Commercial — 9.1%
Banc of America Commercial Mortgage Trust, IO, Series 2004-4	0.016	%(a)	07/01/42	$1,624,247	$278
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20	5.113	%(a)	10/12/42	200,000	183,859
Credit Suisse First Boston Mortgage Securities, IO, Series 2004-C1-AX	0.848	%(a)	01/15/37	4,004,514	89,021
FREMF Mortgage Trust, IO, Series 2011-K15	0.091	%(a)	08/01/44	114,008,484	365,739
GMAC Commercial Mortgage Securities, Inc. Trust, IO, Series 1997-C1	1.423	%(a)	07/15/29	5,895,244	128,872
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8	5.549	%(a)	05/15/45	500,000	499,193
Merrill Lynch Mortgage Trust, IO, Series 2008-C1	0.301	%(a)	02/12/51	84,943,153	36,628
Morgan Stanley Capital I Trust, IO, Series 1998-HF2	1.055	%(a)	11/15/30	591,284	1,713
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21 (b)	0.014	%(a)	10/01/44	318,971,741	58,372
					1,363,675
Federal Home Loan Mortgage Corporation — 2.7%
FHLMC, IO, Series K717	0.504	%(a)	09/01/21	19,671,251	358,845
FHLMC, Pool #J13584	3.500%		11/01/25	31,961	33,443
FHLMC, Series 1963	7.500%		01/15/27	17,932	20,662
					412,950
Federal National Mortgage Association — 29.2%
FANNIEMAE-ACES, IO, Series 2013-M4	3.931	%(a)	02/25/18	6,184,488	6,248
FANNIEMAE-ACES, IO, Series 2013-M13	0.000	%(a)	05/25/18	109,507,840	18,222
FANNIEMAE-ACES, IO, Series 2014-M8	1.653	%(a)	05/25/18	2,501,061	103
FANNIEMAE-ACES, Series2006-M1	5.385	%(a)	06/01/19	6,498	6,485
FANNIEMAE-ACES, IO, Series 2009-M1	0.613	%(a)	07/25/19	15,811,197	165,217
FANNIEMAE-ACES, IO, Series 2010-M1	0.405	%(a)	09/25/19	10,022,616	95,199
FANNIEMAE-ACES, IO, Series 2010-M3	0.308	%(a)	03/25/20	21,007,324	200,349

CUTLER FIXED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 55.0% (Continued)	Coupon		Stated Maturity	Par Value	Value
Federal National Mortgage Association — 29.2% (Continued)
FANNIEMAE-ACES, IO, Series 2010-M4	0.734	%(a)	06/25/20	$13,206,785	$278,511
FANNIEMAE-ACES, IO, Series 2010-M5	0.902	%(a)	07/25/20	10,375,018	272,814
FANNIEMAE-ACES, IO, Series 2011-M2 (b)	0.007	%(a)	04/25/21	25,741,913	186,732
FANNIEMAE-ACES, IO, Series 2011-M1	0.012	%(a)	06/25/21	38,932,534	268,311
FANNIEMAE-ACES, IO, Series 2013-M5	2.251	%(a)	01/25/22	6,093,173	381,245
FANNIEMAE-ACES, IO, Series 2012-M2	0.709	%(a)	02/25/22	15,794,103	414,045
FANNIEMAE-ACES, IO, Series 2012-M4	0.553	%(a)	04/25/22	11,066,957	237,768
FANNIEMAE-ACES, IO, Series 2015-M4	0.560	%(a)	07/25/22	14,760,710	342,806
FANNIEMAE-ACES, IO, Series 2012-M14	0.488	%(a)	09/25/22	3,425,945	68,964
FANNIEMAE-ACES, IO, Series 2014-M9 (b)	0.144	%(a)	07/25/24	28,847,626	329,065
FANNIEMAE-ACES, IO, Series 2014-M13	0.129	%(a)	08/25/24	12,795,148	114,276
FANNIEMAE-ACES, IO, Series 2015-M1	0.551	%(a)	09/25/24	29,713,394	979,110
FNMA, Series 2003-3	5.000%		02/01/18	1,422	1,433
FNMA, Pool #899237	5.000%		03/01/22	4,111	4,220
FNMA, Series 2002-93	6.500%		03/01/32	28,194	31,197
					4,402,320
Government National Mortgage Association — 14.0%
GNMA, Pool #577742	5.500%		08/15/17	72	78
GNMA, IO, Series 2011-121	4.928	%(a)	03/16/43	1,185,035	173,308
GNMA, IO, Series 2014-9	0.906	%(a)	02/16/48	8,071,772	369,918
GNMA, IO, Series 2010-100	0.349	%(a)	07/16/50	5,469,367	122,578
GNMA, IO, Series 2012-4	0.333	%(a)	05/16/52	2,571,545	46,189
GNMA, IO, Series 2012-114	0.816	%(a)	01/16/53	3,752,983	205,821
GNMA, IO, Series 2012-135	0.614	%(a)	01/16/53	7,256,560	279,227
GNMA, IO, Series 2013-35	0.483	%(a)	01/16/53	9,992,676	353,279
GNMA, IO, Series 2012-125	0.412	%(a)	02/16/53	14,059,593	411,748
GNMA, IO, Series 2012-107	0.567	%(a)	12/16/53	4,036,490	146,662
					2,108,808

Total Mortgage-Backed Securities (Cost $10,220,197)					$8,287,753

CUTLER FIXED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 2.0%	Coupon	Maturity	Par Value	Value
Financials — 2.0%
Finial Holdings, Inc. (Cost $285,092)	7.125%	10/15/23	$250,000	$298,692

MONEY MARKET FUNDS — 1.6%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional, 0.89% (c) (Cost $242,189)	242,189	$242,189

Total Investments at Value — 98.7% (Cost $16,819,776)		$14,877,464

Other Assets in Excess of Liabilities — 1.3%		193,210

Net Assets — 100.0%		$15,070,674

IO - Interest only strip. Par value shown is the notional value, not a true par value (Note 6).

(a)	Variable rate security. The rate shown is the effective interest rate as of June 30, 2017.
(b)	Fair value priced (Note 2). Fair valued securities totaled $574,169 at June 30, 2017, representing 3.8% of net assets.
(c)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

CUTLER EMERGING MARKETS FUND SCHEDULE OF INVESTMENTS June 30, 2017
COMMON STOCKS — 76.1%	Shares	Value
Brazil — 5.8%
Ambev S.A. - ADR	29,510	$162,010
Banco Bradesco S.A. - ADR	8,470	71,995
Companhia Paranaense de Energia-Copel - ADR	12,500	91,750
Itau Unibanco Holding S.A. - ADR	19,270	212,933
Telefonica Brasil S.A. - ADR	5,800	78,242
TIM Participacoes S.A.	5,400	79,920
		696,850
Chile — 2.6%
Empresa Nacional de Telecomunicaciones S.A.	17,614	191,389
Viña Concha Y Toro S.A.	79,500	122,924
		314,313
China — 3.9%
China Petroleum & Chemical Corporation - ADR	1,500	117,900
PetroChina Company Ltd. - ADR	2,576	157,857
Sinopec Shanghai Petrochemical Company Ltd. - ADR	3,704	198,201
		473,958
Colombia — 1.4%
Grupo de Inversiones Suramericana S.A.	13,500	175,344

Hong Kong — 14.7%
Beijing Enterprises Holdings (a)	37,000	178,402
China Overseas Land & Investment Ltd. (a)	59,000	172,668
China Overseas Property Holdings Ltd. (a)	15,666	3,050
China Resources Enterprise Ltd. (a)	104,000	262,281
China Resources Land Ltd. (a)	68,000	198,102
CITIC Ltd. (a)	107,000	160,857
COSCO Pacific Ltd. (a)	12,000	14,077
Hengan International Group Company Ltd. (a)	33,500	247,134
Lenovo Group Ltd. - ADR	8,206	104,298
Shanghai Industrial Holdings Ltd. (a)	69,000	204,119
Sino Biopharmaceutical Ltd. (a)	64,000	56,590
Tingyi (Cayman Islands) Holding Corporation (a)(b)	148,000	175,555
		1,777,133
Indonesia — 4.0%
Indofood Sukses Makmur Tbk. (a)	130,000	83,929
Semen Indonesia Persero Tbk. (a)	250,000	187,470
Telekomunikasi Indonesia Persero Tbk. - ADR	6,514	219,326
		490,725
Korea (Republic of) — 11.6%
Amorepacific Group (a)	710	80,633
Dongbu Insurance Company Ltd. (a)	2,159	128,228

CUTLER EMERGING MARKETS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 76.1% (Continued)	Shares	Value
Korea (Republic of) — 11.6% (Continued)
Korea Gas Corporation (a)(b)	3,880	$180,348
KT Corporation - ADR	11,956	198,948
LG Corporation (a)	2,775	187,499
POSCO - ADR	2,401	150,278
Samsung Electronics Company Ltd. (a)	188	391,335
Samsung Fire & Marine Insurance Company Ltd. (a)	370	91,020
		1,408,289
Malaysia — 5.4%
CIMB Group Holdings Berhad (a)	177,915	272,649
Genting Berhad (a)	84,200	184,537
Malayan Banking Berhad (a)	86,889	194,863
		652,049
Mexico — 3.6%
América Móvil S.A.B. de C.V. - Series L - ADR	14,923	237,574
Coca-Cola Femsa S.A.B. de C.V. - Series L	22,700	192,497
		430,071
Peru — 0.2%
Grupo Graña y Montero (b)	7,000	22,820

Philippines — 2.6%
Aboitiz Equity Ventures, Inc. (a)	58,000	87,502
Robinsons Land Corporation (a)	180,000	86,431
Universal Robina Corporation (a)	45,370	146,672
		320,605
Russian Federation — 1.6%
Surgutneftegaz OAO - ADR	39,980	196,702

South Africa — 6.6%
Liberty Holdings Ltd. (a)	16,865	145,030
Naspers Ltd. - ADR	11,670	237,484
Sasol Ltd. - ADR	4,502	125,831
Shoprite Holdings Ltd. (a)	10,000	152,471
Shoprite Holdings Ltd. - ADR	8,803	134,950
		795,766
Taiwan Province of China — 9.1%
Cheng Shin Rubber Industry Company Ltd. (a)	54,000	114,910
Compal Electronics, Inc. (a)	238,000	160,438
CTCI Corporation (a)	148,000	252,112
Delta Electronics, Inc. (a)	39,100	214,017
Giant Manufacturing Company Ltd. (a)	18,000	102,945
President Chain Store Corporation (a)	29,000	260,726
		1,105,148

CUTLER EMERGING MARKETS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 76.1% (Continued)	Shares	Value
Thailand — 1.6%
Charoen Pokphand Foods plc (a)	257,500	$188,153

United States — 1.4%
Southern Copper Corporation	4,890	169,341

Total Common Stocks (Cost $8,171,650)		$9,217,267

PREFERRED STOCKS — 0.8%	Shares	Value
Companhia Brasileira de Distribuição - ADR (b)	5,000	$97,750
Grupo de Inversiones Suramericana	183	2,326
Total Preferred Stocks (Cost $100,275)		$100,076

EXCHANGE-TRADED FUNDS — 18.2%	Shares	Value
Columbia India Consumer ETF	11,000	$458,700
Global X MSCI Argentina ETF	5,650	165,488
iShares MSCI India ETF	26,800	860,280
iShares MSCI Malaysia Fund	3,225	102,265
iShares MSCI Taiwan Capped ETF	4,429	158,381
VanEck Vectors India Small-Cap Index ETF	1,890	105,330
VanEck Vectors Poland ETF	9,326	172,438
VanEck Vectors Vietnam ETF	12,400	185,132
Total Exchange-Traded Funds (Cost $2,103,563)		$2,208,014

CUTLER EMERGING MARKETS FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 4.4%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional, 0.89% (c) (Cost $527,093)	527,093	$527,093

Total Investments at Value — 99.5% (Cost $10,902,581)		$12,052,450

Other Assets in Excess of Liabilities — 0.5%		59,293

Net Assets — 100.0%		$12,111,743

ADR - American Depositary Receipt.

(a)	Level 2 security (Note 2).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of June 30, 2017.

See accompanying notes to financial statements.

CUTLER EMERGING MARKETS FUND SUMMARY OF COMMON & PREFERRED STOCKS BY SECTOR AND INDUSTRY June 30, 2017
Sector/Industry	% of Net Assets
Consumer Discretionary — 5.3%
Auto Components	0.9%
Hotels, Restaurants & Leisure	1.5%
Leisure Products	0.9%
Media	2.0%
Consumer Staples — 19.0%
Beverages	3.9%
Food & Staples Retailing	7.5%
Food Products	4.9%
Personal Products	2.7%
Energy — 4.9%
Oil, Gas & Consumable Fuels	4.9%
Financials — 12.8%
Banks	6.2%
Diversified Financial Services	1.5%
Insurance	3.0%
Real Estate Management & Development	2.1%
Health Care — 0.5%
Pharmaceuticals	0.5%
Industrials — 9.2%
Construction & Engineering	2.3%
Industrial Conglomerates	6.8%
Transportation Infrastructure	0.1%
Information Technology — 7.2%
Computers & Peripherals	1.3%
Electronic Equipment, Instruments & Components	1.8%
Technology Hardware, Storage & Peripherals	4.1%
Materials — 5.8%
Chemicals	1.6%
Construction Materials	1.6%
Metals & Mining	2.6%
Real Estate — 1.6%
Real Estate Management & Development	1.6%
Telecommunication Services — 8.3%
Diversified Telecommunication Services	4.1%
Wireless Telecommunication Services	4.2%
Utilities — 2.3%
Electric Utilities	0.8%
Gas Utilities	1.5%
76.9%

See accompanying notes to financial statements.

THE CUTLER TRUST STATEMENTS OF ASSETS AND LIABILITIES June 30, 2017
	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
ASSETS
Investments in securities:
At acquisition cost	$98,583,125	$16,819,776	$10,902,581
At value (Note 2)	$141,500,523	$14,877,464	$12,052,450
Cash	—	—	3,172
Cash denominated in foreign currency (Cost $30,144)	—	—	30,031
Dividends and interest receivable	109,872	228,948	37,232
Receivable for capital shares sold	3,426	182	23,524
Receivable for litigation settlements	241,578	—	—
Other assets	8,466	6,005	4,568
Total assets	141,863,865	15,112,599	12,150,977

LIABILITIES
Distributions payable	6,117	—	—
Payable for capital shares redeemed	128,786	7,536	2,607
Payable to Adviser (Note 3)	88,915	6,579	3,527
Payable to administrator (Note 3)	17,800	6,000	6,500
Other accrued expenses	37,300	21,810	26,600
Total liabilities	278,918	41,925	39,234

NET ASSETS	$141,584,947	$15,070,674	$12,111,743

NET ASSETS CONSIST OF:
Paid-in capital	$97,488,257	$18,024,236	$11,084,692
Undistributed (distributions in excess of) net investment income	7,768	(58,036)	27,481
Accumulated net realized gains (losses) from security transactions	1,171,524	(953,214)	(150,168)
Net unrealized appreciation (depreciation) on investments	42,917,398	(1,942,312)	1,149,869
Net unrealized depreciation on translation of assets and liabilities in foreign currencies	—	—	(131)
NET ASSETS	$141,584,947	$15,070,674	$12,111,743

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,700,545	1,766,035	1,286,180

Net asset value, offering price and redemption price per share (Note 2)	$18.39	$8.53	$9.42

See accompanying notes to financial statements.

THE CUTLER TRUST STATEMENTS OF OPERATIONS For the Year Ended June 30, 2017
	Cutler Equity Fund		Cutler Fixed Income Fund	Cutler Emerging Markets Fund
INVESTMENT INCOME
Dividend income	$3,692,883		$3,316	$243,460
Interest income	—		757,970 (b)	—
Foreign withholding taxes on dividends	—		—	(23,281)
Total investment income	3,692,883		761,286	220,179

EXPENSES
Investment advisory fees (Note 3)	1,036,031	(a)	86,899	81,921
Administration fees (Note 3)	206,739		72,000	78,000
Shareholder servicing fees (Note 3)	188,210		—	—
Professional fees	32,451		38,434	29,363
Custody and bank service fees	15,442		5,548	21,345
Trustees’ fees and expenses (Note 3)	32,273		4,900	2,995
Registration and filing fees	18,257		13,562	8,028
Pricing costs	841		14,423	10,549
Insurance expense	18,594		2,987	1,519
Postage and supplies	11,477		4,183	5,928
Printing of shareholder reports	6,096		3,719	2,716
Federal excise taxes	—		—	902
Other expenses	10,369		8,129	7,976
Total expenses	1,576,780		254,784	251,242
Less fee reductions and expense reimbursements by the Adviser (Note 3)	—		—	(100,955)
Net expenses	1,576,780		254,784	150,287

NET INVESTMENT INCOME	2,116,103		506,502	69,892

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investment transactions	3,216,953		(876,752)	(77,335)
Foreign currency transactions	—		—	(1,786)
Net change in unrealized appreciation (depreciation) on:
Investments	7,680,452		(559,697)	1,161,934
Foreign currency translation	—		—	(167)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	10,897,405		(1,436,449)	1,082,646

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$13,013,508		$(929,947)	$1,152,538

(a)	Includes $4,100 of prior years’ investment advisory fee reductions recouped by the Adviser (Note 3).
(b)	Includes income received from prepayment penalties for IO securities (Note 6).

See accompanying notes to financial statements.

CUTLER EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2017	Year Ended June 30, 2016
FROM OPERATIONS
Net investment income	$2,116,103	$2,155,375
Net realized gains from investment transactions	3,216,953	3,709,722
Net change in unrealized appreciation (depreciation) on investments	7,680,452	3,239,050
Net increase in net assets from operations	13,013,508	9,104,147

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,190,013)	(2,076,985)
From net realized gains	(1,318,085)	(5,633,681)
Decrease in net assets from distributions to shareholders	(3,508,098)	(7,710,666)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,631,254	16,579,609
Net asset value of shares issued in reinvestment of distributions to shareholders	3,470,999	7,635,321
Payments for shares redeemed	(18,158,476)	(16,212,052)
Net increase (decrease) from capital share transactions	(56,223)	8,002,878

TOTAL INCREASE IN NET ASSETS	9,449,187	9,396,359

NET ASSETS
Beginning of year	132,135,760	122,739,401
End of year	$141,584,947	$132,135,760

UNDISTRIBUTED NET INVESTMENT INCOME	$7,768	$81,678

CAPITAL SHARE ACTIVITY
Shares sold	819,672	1,015,316
Shares reinvested	192,278	472,948
Shares redeemed	(1,016,163)	(978,883)
Net increase (decrease) in shares outstanding	(4,213)	509,381
Shares outstanding at beginning of year	7,704,758	7,195,377
Shares outstanding at end of year	7,700,545	7,704,758

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2017	Year Ended June 30, 2016
FROM OPERATIONS
Net investment income	$506,502	$1,452,071
Net realized gains (losses) from investment transactions	(876,752)	222,816
Net change in unrealized appreciation (depreciation) on investments	(559,697)	(1,156,745)
Net increase (decrease) in net assets from operations	(929,947)	518,142

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,341,500)	(1,372,984)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,722,438	2,761,155
Net asset value of shares issued in reinvestment of distributions to shareholders	1,322,778	1,353,754
Payments for shares redeemed	(3,991,945)	(2,402,222)
Net increase (decrease) from capital share transactions	(946,729)	1,712,687

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,218,176)	857,845

NET ASSETS
Beginning of year	18,288,850	17,431,005
End of year	$15,070,674	$18,288,850

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(58,036)	$726,754

CAPITAL SHARE ACTIVITY
Shares sold	189,121	278,143
Shares reinvested	148,472	138,586
Shares redeemed	(458,319)	(242,801)
Net increase (decrease) in shares outstanding	(120,726)	173,928
Shares outstanding at beginning of year	1,886,761	1,712,833
Shares outstanding at end of year	1,766,035	1,886,761

See accompanying notes to financial statements.

CUTLER EMERGING MARKETS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended June 30, 2017	Period Ended June 30, 2016 (a)
FROM OPERATIONS
Net investment income	$69,892	$83,254
Net realized gains (losses) from:
Investment transactions	(77,335)	(77,414)
Capital gain distributions from regulated investment companies	—	4,581
Foreign currency transactions	(1,786)	(14,522)
Net change in unrealized appreciation (depreciation) on:
Investments	1,161,934	(12,065)
Foreign currency translation	(167)	36
Net increase (decrease) in net assets from operations	1,152,538	(16,130)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(56,835)	(53,424)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,612,140	8,462,679
Net asset value of shares issued in reinvestment of distributions to shareholders	56,835	53,424
Payments for shares redeemed	(1,781,382)	(318,102)
Net increase from capital share transactions	2,887,593	8,198,001

TOTAL INCREASE IN NET ASSETS	3,983,296	8,128,447

NET ASSETS
Beginning of period	8,128,447	—
End of period	$12,111,743	$8,128,447

UNDISTRIBUTED NET INVESTMENT INCOME	$27,481	$15,308

CAPITAL SHARE ACTIVITY
Shares sold	511,702	1,003,439
Shares reinvested	6,831	6,612
Shares redeemed	(202,148)	(40,256)
Net increase in shares outstanding	316,385	969,795
Shares outstanding at beginning of period	969,795	—
Shares outstanding at end of period	1,286,180	969,795

(a)	Represents the period from commencement of operations (July 2, 2015) through June 30, 2016.

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND STATEMENT OF CASH FLOWS For the Year Ended June 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(929,947)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(8,219,207)
Sale of short-term investments, net	905,013
Proceeds from sales of investment securities	3,852,453
Net realized losses from investments	876,752
Amortization/accretion on fixed income securities	5,030,853
Net change in unrealized appreciation/depreciation on investments	559,697
(Increase) decrease in operating assets:
Decrease in dividends and interest receivable	231,715
Increase in other assets	(2,219)
Increase (decrease) in operating liabilities:
Decrease in payable to Adviser	(781)
Increase in other accrued expenses	1,770
NET CASH PROVIDED BY OPERATING ACTIVITIES	2,306,099

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from capital shares sold, net of change in receivable	1,723,010
Payments from capital shares redeemed, net of change in payable	(3,999,869)
Cash distributions paid to shareholders from net investment income, net of change in payable	(29,240)
NET CASH USED IN FINANCING ACTIVITIES	(2,306,099)

NET CHANGE IN CASH	—
Cash, beginning of year	—
Cash, end of year	$—

Non-cash financing activities consisting of reinvestment of distributions	$1,322,778

See accompanying notes to financial statements.

CUTLER EQUITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value at beginning of year	$17.15	$17.06	$17.33	$14.94	$12.70

Income from investment operations:
Net investment income	0.28	0.30	0.25	0.22	0.19
Net realized and unrealized gains on investments	1.42	0.88	0.02 (a)	2.47	2.24
Total from investment operations	1.70	1.18	0.27	2.69	2.43

Less distributions from:
Net investment income	(0.29)	(0.28)	(0.25)	(0.22)	(0.19)
Net realized gains	(0.17)	(0.81)	(0.29)	(0.08)	—
Total distributions	(0.46)	(1.09)	(0.54)	(0.30)	(0.19)

Net asset value at end of year	$18.39	$17.15	$17.06	$17.33	$14.94

Total return (b)	9.97%	7.40%	1.49%	18.13%	19.26%

Net assets at end of year (000’s)	$141,585	$132,136	$122,739	$122,230	$101,184

Ratios/supplementary data:

Ratio of net expenses to average net assets	1.14%	1.15%	1.15%	1.15%	1.15%

Ratio of net investment income to average net assets	1.54%	1.79%	1.42%	1.37%	1.53%

Portfolio turnover rate	5%	11%	14%	8%	8	%(c)

(a)

The amount of net gains on investments (both realized and unrealized) does not accord with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares during the period.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Excludes the value of securities sold to realign the Fund’s portfolio following the merger with The Elite Growth & Income Fund (Note 1).

See accompanying notes to financial statements.

CUTLER FIXED INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended June 30, 2017		Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Nine Months Ended June 30, 2013(a)		Year Ended Sept. 30, 2012

Net asset value at beginning of period	$9.69		$10.18		$10.01		$9.98	$10.40		$10.27

Income (loss) from investment operations:
Net investment income	0.25		0.79		0.49		0.05	0.05		0.21
Net realized and unrealized gains (losses) on investments	(0.72)		(0.50)		(0.12)		0.17	(0.27)		0.31
Total from investment operations	(0.47)		0.29		0.37		0.22	(0.22)		0.52

Less distributions from:
Net investment income	(0.69)		(0.78)		(0.20)		(0.14)	(0.20)		(0.39)
Net realized gains	—		—		—		(0.05)	—		—
Total distributions	(0.69)		(0.78)		(0.20)		(0.19)	(0.20)		(0.39)

Net asset value at end of period	$8.53		$9.69		$10.18		$10.01	$9.98		$10.40

Total return (b)	(5.02%)		2.91%		3.65%		2.26%	(2.16	%)(c)	5.07%

Net assets at end of period (000’s)	$15,071		$18,289		$17,431		$14,941	$16,262		$19,693

Ratios/supplementary data:

Ratio of expenses to average net assets	1.46%		1.36%		1.41%		1.52%	1.54	%(d)	1.52%

Ratio of net investment income to average net assets	2.91	%(e)	8.42	%(e)	4.95	%(e)	0.61%	0.95	%(d)	2.03%

Portfolio turnover rate	24%		71%		85%		55%	34	%(c)	53%

(a)	Fund changed its fiscal year end to June 30.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)

Ratio includes income from prepayment penalties received for IO securities of 11.29%, 6.90% and 4.57% of average daily net assets for the years ended June 30, 2017, 2016 and 2015, respectively (Note 6).

See accompanying notes to financial statements.

CUTLER EMERGING MARKETS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended June 30, 2017		Period Ended June 30, 2016 (a)

Net asset value at beginning of period	$8.38		$10.00

Income (loss) from investment operations:
Net investment income	0.06		0.10
Net realized and unrealized losses on investments	1.03		(1.65)
Total from investment operations	1.09		(1.55)

Less distributions from:
Net investment income	(0.05)		(0.07)

Net asset value at end of period	$9.42		$8.38

Total return (b)	13.14%		(15.43	%)(c)

Net assets at end of period (000’s)	$12,112		$8,128

Ratios/supplementary data:

Ratio of total expenses to average net assets	2.60%		3.85	%(e)

Ratio of net expenses to average net assets (d)	1.56	%(f)	1.55	%(e)

Ratio of net investment income to average net assets	0.72%		1.56	%(e)

Portfolio turnover rate	15%		10	%(c)

(a)	Represents the period from the commencement of operations (July 2, 2015) through June 30, 2016.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 3).
(e)	Annualized.
(f)	Includes federal excise taxes of 0.01% of average net assets with respect to the year ended June 30, 2017.

See accompanying notes to financial statements.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1. Organization

Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value.

Cutler Equity Fund commenced operations on October 2, 1992. On September 28, 2012, Cutler Equity Fund consummated a tax-free merger with The Elite Growth & Income Fund, previously a series of The Elite Group of Mutual Funds. Pursuant to the terms of the agreement governing the merger, each share of The Elite Growth & Income Fund was converted into an equivalent dollar amount of shares of Cutler Equity Fund, based on the net asset value of Cutler Equity Fund and The Elite Growth & Income Fund as of September 27, 2012. The basis of the assets transferred from The Elite Growth & Income Fund reflected the historical basis of the assets as of the date of the tax-free merger. Cutler Equity Fund seeks current income and long-term capital appreciation.

The Elite Income Fund (the “Predecessor Fund”), a series of The Elite Group of Mutual Funds, was reorganized into Cutler Fixed Income Fund (the “Reorganization”) effective September 28, 2012, pursuant to an Agreement and Plan of Reorganization. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on September 27, 2012. The Predecessor Fund transferred all its assets to Cutler Fixed Income Fund in exchange for shares of Cutler Fixed Income Fund and the assumption by Cutler Fixed Income Fund of all the known liabilities of the Predecessor Fund. Cutler Fixed Income Fund did not have any significant assets or liabilities immediately prior to the consummation of the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets transferred reflected the historical basis of the assets as of the date of the Reorganization. Cutler Fixed Income Fund seeks to achieve high income over the long-term.

Cutler Emerging Markets Fund commenced operations on July 2, 2015. Cutler Emerging Markets Fund seeks current income and long-term capital appreciation.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Many of the Regulation S-X amendments are generally consistent with the Funds’ current financial statement presentation; therefore, management expects that the Funds will fully comply with the amendments by the August 1, 2017 compliance date.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The following summarizes the significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities Valuation — Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. When using the last sales price and when the market is considered to be active, the security will be classified within Level 1 of the fair value hierarchy. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities principally traded in non-U.S. markets that may close at different times than U.S. markets are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining the prices. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

The Board approves the independent pricing services used by the Funds.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Fixed income securities, other than certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund, are classified as Level 2 since the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 3 since the values for these securities are based on prices derived from models that utilize one or more significant inputs that are unobservable, including an assumed constant prepayment rate, among other factors.

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer-specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2017 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$138,077,762	$—	$—	$138,077,762
Money Market Funds	3,422,761	—	—	3,420,761
Total	$141,500,523	$—	$—	$141,498,523

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$2,001,738	$—	$2,001,738
U.S. Government Agency Obligations	—	4,047,092	—	4,047,092
Mortgage-Backed Securities	—	7,713,584	574,169	8,287,753
Corporate Bonds	—	298,692	—	298,692
Money Market Funds	242,189	—	—	242,189
Total	$242,189	$14,061,106	$574,169	$14,877,464

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,650,514	$5,566,753	$—	$9,217,267
Preferred Stocks	100,076	—	—	100,076
Exchange-Traded Funds	2,208,014	—	—	2,208,014
Money Market Funds	527,093	—	—	527,093
Total	$6,485,697	$5,566,753	$—	$12,052,450

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period. As of June 30, 2017, Cutler Equity Fund and Cutler Emerging Markets Fund did not have any transfers into or out of any Level.

There were no Level 3 securities held by Cutler Equity Fund and Cutler Emerging Markets Fund as of June 30, 2017.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a reconciliation of Level 3 investments of Cutler Fixed Income Fund for which significant unobservable inputs were used to determine fair value between June 30, 2016 and June 30, 2017.

Cutler Fixed Income Fund
Balance as of June 30, 2016	$6,853,391
Transfers into and/or out of Level 3*	(3,941,653)
Purchases	427,004
Sales	(1,020,721)
Realized losses	(442,391)
Amortization	(811,311)
Net change in unrealized appreciation (depreciation)	(490,150)
Balance as of June 30, 2017	$574,169

*	Transfers into Level 3 are due to the lack of an available vendor price. Likewise, transfers out of Level 3 are due to the availability of a vendor price.

The total amount of unrealized depreciation on Level 3 instruments held at June 30, 2017 was $141,630.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee, which is overseen by the Board, to determine the fair value of the Level 3 investments.

	Fair Value at June 30, 2017	Valuation Technique	Unobservable Input	Range	Weighted Average of Unobservable Inputs**
Mortgage-Backed Securities	$574,169	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 7 years	3.1 years

**

An increase to the unobservable input would increase the fair value of the Level 3 instruments. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

There were no derivative instruments held by the Funds during the year ended or as of June 30, 2017.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income and Realized Gains and Losses — Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income and prepayment fee income, if any, is recorded as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method over their estimated lives of the securities. Realized gains and losses on securities sold are determined on a specific identification basis. Withholding taxes on foreign dividends and foreign capital gains taxes when applicable, have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, excluding changes in foreign exchange rates on investments as discussed in the Note C above, that result from changes in exchange rates.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are declared and paid quarterly to shareholders of Cutler Equity Fund and Cutler Fixed Income Fund and are declared and paid annually to shareholders of Cutler Emerging Markets Fund. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by the Funds during the periods ended June 30, 2017 and June 30, 2016 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Equity Fund	6/30/2017	$2,191,035	$1,318,085	$3,509,120
	6/30/2016	$2,076,985	$5,633,681	$7,710,666

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Fixed Income Fund	6/30/2017	$1,352,018	$—	$1,352,018
	6/30/2016	$1,372,984	$—	$1,372,984

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Emerging Markets Fund	6/30/2017	$80,337	$—	$80,337
	6/30/2016	$53,424	$—	$53,424

Federal income tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute their net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of June 30, 2017:

	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
Tax cost of portfolio investments	$98,597,301	$16,926,935	$10,951,761
Gross unrealized appreciation	$46,479,736	$130,235	$1,437,701
Gross unrealized depreciation	(3,576,514)	(2,179,706)	(337,012)
Net unrealized appreciation (depreciation) on investments	42,903,222	(2,049,471)	1,100,689
Net unrealized depreciation of assets and liabilities in foreign currencies	—	—	(131)
Undistributed ordinary income	13,885	—	70,606
Undistributed long-term gains	1,915,077	—	—
Accumulated capital and other losses	(729,377)	(904,091)	(144,113)
Other temporary differences	(6,117)	—	—
Accumulated earnings (deficit)	$44,096,690	$(2,953,562)	$1,027,051

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund, losses deferred due to wash sales and amortization of bond premiums and discounts for Cutler Fixed Income Fund and losses deferred due to wash sales and holdings classified as passive foreign investment companies (PFICs) for Cutler Emerging Markets Fund.

For the year ended June 30, 2017, the Funds made the following reclassifications on the Statements of Assets and Liabilities:

	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
Paid-in capital	$—	$(42,754)	$(902)
Undistributed (distributions in excess of) net investment income	—	50,208	(884)
Accumulated net realized gains (losses) from security transactions	—	(7,454)	1,786

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or net asset value per share.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended June 30, 2017, Cutler Equity Fund utilized $1,299,264 of capital loss carryforwards to offset current year gains.

As of June 30, 2017, Cutler Equity Fund had a short-term capital loss carryforward of $729,377, which expires on June 30, 2018. As of June 30, 2017, Cutler Fixed Income Fund had short-term and long-term capital loss carryforwards, with no expiration date, of $283,178 and $620,913, respectively. As of June 30, 2017, Cutler Emerging Markets Fund had short-term and long-term capital loss carryforwards, with no expiration date, of $60,474 and $83,639, respectively. These capital loss carryforwards may be utilized in the future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Transactions with Related Parties

Investment Adviser — Cutler Investment Counsel, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to Investment Advisory Agreements, Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund pay the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75%, 0.50% and 0.85%, respectively, of average daily net assets.

The Adviser has entered into an Expense Limitation Agreement under which it has contractually agreed, until November 1, 2017, to reduce its advisory fees and to pay the ordinary operating expenses of Cutler Equity Fund and Cutler Emerging Markets Fund to the extent necessary to limit annual ordinary operating expenses to 1.15% and 1.55%, respectively, of average daily net assets. (Ordinary operating expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses.) Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Funds’ obligation, are subject to repayment by the Funds, provided that the repayment does not cause the ordinary operating expenses of Cutler Equity Fund and Cutler Emerging Markets Fund to exceed the annual expense limit of 1.15% and 1.55%, respectively, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. During the year ended June 30, 2017, the Adviser did not collect any of its advisory fees and reimbursed other expenses totaling $19,034 with respect to Cutler Emerging Markets Fund. During the year ended June 30, 2017, the Adviser recouped $4,100 of prior years’ advisory fee reductions with respect to Cutler Equity Fund.

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

As of June 30, 2017, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	June 30, 2019	June 30, 2020	Total
Cutler Emerging Markets Fund	$122,966	$100,955	$223,921

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers — Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

Shareholder Service Plan — Each Fund may pay shareholder servicing fees not to exceed an annual rate of 0.25% of its average daily net assets. These fees may be paid to various financial institutions that provide shareholder and account maintenance services. During the year ended June 30, 2017, Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund paid $188,210, $0 and $0, respectively, for such services.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $7,500, payable quarterly, plus a fee of $1,875 for attendance at each meeting of the Board, in addition to reimbursement of travel and other expenses incurred in attending the meetings.

4. Securities Transactions

During the year ended June 30, 2017, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $8,198,969 and $7,085,253 respectively, for Cutler Equity Fund; $4,370,293 and $1,215,773, respectively, for Cutler Fixed Income Fund; and $4,134,316 and $1,331,165, respectively, for Cutler Emerging Markets Fund. During the year ended June 30, 2017, cost of purchases and proceeds from sales and maturities of U.S. government securities totaled $3,848,914 and $2,636,680, respectively, for Cutler Fixed Income Fund.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities, which are subject to default risk and prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. As of June 30, 2017, Cutler Fixed Income Fund had 55.0% of the value of its net assets invested in mortgage-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. As of June 30, 2017, 49.8% of Cutler Fixed Income Fund’s net assets were invested in IO classes of various SMBS. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations. During the year ended June 30, 2017, $1,964,301 of prepayment penalties on IOs was received by Cutler Fixed Income Fund.

7. Risks Associated with Emerging Markets

In seeking to meet its investment objective, under normal conditions, at least 80% of Cutler Emerging Markets Fund’s assets will be invested in a diversified portfolio of securities of issuers whose principal activities are in, or economically tied to, emerging markets countries selected in accordance with the Adviser’s long standing dividend focused investment philosophy. Accordingly, Cutler Emerging Markets Fund is subject to the following investment risks:

THE CUTLER TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Investment Risk — Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Emerging Markets Risk — The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact Cutler Emerging Markets Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in emerging market countries may be considered speculative and higher risk.

Currency Risk — Because Cutler Emerging Markets Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund’s assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE CUTLER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Cutler Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Cutler Trust, comprising Cutler Equity Fund, Cutler Fixed Income Fund, and Cutler Emerging Markets Fund (the “Funds”), as of June 30, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the statement of cash flows for the year then ended for the Cutler Fixed Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for years ended prior to June 30, 2017 were audited by other auditors, whose report dated August 29, 2016, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Cutler Trust as of June 30, 2017, and the results of their operations, the changes in their net assets, the financial highlights and the cash flows for the Cutler Fixed Income Fund for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 29, 2017

THE CUTLER TRUST
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2017 through June 30, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE CUTLER TRUST
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Net Expense Ratio (a)	Expenses Paid During Period (b)
Cutler Equity Fund
Based on Actual	$ 1,000.00	$ 1,029.30	1.15%	$ 5.79
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76

Cutler Fixed Income Fund
Based on Actual	$ 1,000.00	$ 990.20	1.43%	$ 7.06
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.65	1.43%	$ 7.15

Cutler Emerging Markets Fund
Based on Actual	$ 1,000.00	$ 1,136.30	1.56%	$ 8.26
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.01	1.56%	$ 7.80

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE CUTLER TRUST
FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund intend to designate up to a maximum amount of $2,190,013, $1,341,500 and $56,835, respectively, as taxed at a maximum rate of 23.8%. Additionally, Cutler Equity Fund intends to designate $1,318,085 as long-term capital gain distributions. For the fiscal year ended June 30, 2017, 100% of the dividends paid from ordinary income by Cutler Equity Fund and Cutler Emerging Markets Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Cutler Emerging Markets Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.157 and the foreign tax expense per share was $0.018. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2017. These shareholders will receive more detailed information along with their 2017 Form 1099-DIV.

CHANGE IN INDEPENDENT AUDITOR (Unaudited)

On April 5, 2017, Cohen & Company, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing BBD, LLP (“BBD”) as independent auditor of the Funds. The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was ratified by the Trust’s Board of Trustees.

BBD’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of BBD’s replacement, there were no disagreements between the Trust and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. As of April 5, 2017, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

THE CUTLER TRUST
TRUSTEES AND OFFICERS OF THE TRUST
(Unaudited)

The Board of Trustees is responsible for managing the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Funds. Each Trustee holds office until the person resigns, is removed, or is replaced. Officers are elected for an annual term. Unless otherwise noted, the Trustees and officers have held their principal occupations for more than five years. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-888-CUTLER4.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Matthew C. Patten (a) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Chairman/Trustee/Treasurer	Trustee Since 2006; Treasurer Since 2004	Chief Executive Officer, Investment Committee Member and Portfolio Manager of Cutler Investment Counsel, LLC.	3	None
Independent Trustees
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since 2007	Retired.	3	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2012	Retired; Chairman of Jeld-Wen, Inc. (a manufacturing company) from 2010 to 2012.	3	None
Edward T. Alter Born: July 1941 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2013	Retired.	3	None

(a)	Matthew C. Patten is an “Interested Person,” as defined by the 1940 Act, because he is an affiliated person of the Adviser.

THE CUTLER TRUST
TRUSTEES AND OFFICERS OF THE TRUST
(Unaudited) (Continued)

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Senior Officers
Erich M. Patten Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since 2004	Investment Committee Member, Portfolio Manager, and Chief Investment Officer of Cutler Investment Counsel, LLC.
Brooke C. Ashland Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Chief Compliance Officer	Since 2002

Investment Committee Member and Chair of Cutler Investment Counsel, LLC; Chief Executive Officer and President of Trustee Investment Services, Inc. (a Trustee education firm); President of Big Bear Timber, LLC (farming).

John Swhear Born: August 1961 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since 2017

Assistant Vice President and Associate Director of Fund Administration, Ultimus Fund Solutions, LLC (since April 2017); Chief Compliance Officer, Unified Financial Securities, LLC (since May 2007). Associate Director of Compliance, Ultimus Fund Solutions, LLC (December 2015 to May 2017); Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2007 to December 2015), Director (May 2014 to December 2015); Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (May 2014 to December 2015).

Robert G. Dorsey Born: April 1957 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since 2005	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

THE CUTLER TRUST
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete listing of the Funds’ portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has reviewed and approved the continuance of the Funds’ Investment Advisory Agreement (the “Agreement”) with the Adviser for an additional one year period. Approval took place at an in-person meeting held on April 5-6, 2017, at which all of the Trustees were present. The Independent Trustees advised by their counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of each Fund and its shareholders. The Trustees reviewed: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of each Fund and the Adviser; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) whether and how the Board relied on comparisons of services to be rendered to and fees to be paid by the Funds with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Adviser; and (7) any benefits derived or to be derived by the Adviser from the relationship with the investment company, such as soft dollar arrangements by which brokers provide research to the Funds or the Adviser in return for allocating brokerage.

The Independent Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment and operational personnel, each person’s area of responsibility and the percentage of time committed to Fund activities. The Trustees also discussed and considered the quality of administrative and other services provided to the Funds, the Adviser’s and the Funds’ compliance programs, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by their counsel throughout the process.

The Adviser provided the Board with information to assist the Trustees in analyzing the performance of the Funds. The Cutler Equity Fund outperformed the average return for funds that have assets under $500 million categorized by Morningstar as large cap value (the “Equity Fund Peer Group”) for the one-, three-, and ten-year periods ended December 31, 2016. The Trustees also took note of the fact that the Equity Fund underperformed the S&P 500 Index, its benchmark index, for the years ended December 31, 2012, 2013, 2014, 2015 and 2016. The Trustees considered the consistency of the Adviser’s management of the Equity Fund in accordance with its investment objective, strategy and policies.

The Trustees took note of the fact that the Cutler Fixed Income Fund underperformed the Barclays Intermediate U.S. Government/Credit Index, its benchmark index, for the years ended December 31, 2012, 2013, and 2015, but outperformed or performed on par with the Index for the years ended December 31, 2014 and 2016. The Trustees also noted that the Fixed Income Fund underperformed

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

the average return for funds that have assets between $10 and $25 million categorized by Morningstar as U.S. intermediate term bond funds (the “Fixed Income Fund Peer Group”) for the one-, three, five-, and ten-year periods.

The Trustees noted the fact that the Emerging Markets Fund underperformed the MSCI Emerging Markets Index, its benchmark, for the one-year period ended December 31, 2016, but year-to-date, it outperformed its benchmark. Following further review and discussion of the information provided, the Trustees concluded that each Fund’s performance has been reasonable and competitive in relation to the returns of relevant securities indices and other similarly situated mutual funds.

In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information of other mutual funds of similar size and with similar investment styles. The Trustees noted that the Equity Fund currently pays an investment advisory fee computed at the annual rate of 0.75% of the Fund’s average daily net assets, that the Fixed Income Fund currently pays an investment advisory fee computed at the annual rate of 0.50% of the Fund’s average daily net assets and that the Emerging Markets Fund currently pays an investment advisory fee computed at the annual rate of 0.85% of the Fund’s average daily net assets. The Trustees reviewed and discussed comparative information, which included average and median total expense ratios and advisory fees for the each Fund’s Morningstar Fund Peer Group. The Trustees took note of the fact that the Equity Fund’s contractual advisory fee was higher than the average and median advisory fee for the Equity Fund Peer Group and that the Fund’s net expense ratio was higher than the Equity Fund Peer Group average and median. The Trustees also noted that the Adviser contractually agreed to waive its advisory fees and pay operating expenses of the Equity Fund to the extent necessary to limit annual fund operating expenses to 1.15% of the Fund’s average daily net assets until November 1, 2017 and had waived no fees during the fiscal period ended December 31, 2016. The Trustees took note of the fact that the Fixed Income Fund’s contractual advisory fee was higher than the average and median advisory fee for the Fixed Income Fund Peer Group and that the Fund’s net expense ratio was higher than the Fixed Income Fund Peer Group average and median. The Trustees also noted that the Emerging Markets Fund’s contractual advisory fee was lower than the average and median advisory fee for funds that have assets between $0 and $25 million categorized by Morningstar as emerging markets funds (the “Emerging Markets Fund Peer Group”) and that the Fund’s net expense ratio was higher than the Emerging Markets Fund Peer Group average and median. The Trustees also noted that the Adviser contractually agreed to waive its advisory fees and pay operating expenses of the Emerging Markets Fund to the extent necessary to limit annual fund operating expenses to 1.55% of the Fund’s average daily net assets until November 1, 2017 and had waived $55,026 in fees and received no compensation during the fiscal period ended December 31, 2016.

The Independent Trustees reviewed the Adviser’s its balance sheet as of December 31, 2016. They also discussed an analysis prepared by the Adviser reflecting its revenues and expenses with respect to its services to the Funds and explained the calculations of the Adviser’s estimated and total profits and

THE CUTLER TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

profit margin in the Adviser’s memorandum, including the manner in which expenses were allocated. The Independent Trustees reviewed the Adviser’s insurance coverages and brokerage practices and the portfolio managers’ compensation structure. They also discussed the Adviser’s marketing and distribution efforts on behalf of the Funds. They also reviewed the Funds’ intermediary relationships and discussed the dealers involved, the fee arrangements and payments by the Trust under the Shareholder Servicing Plan and by the Adviser through revenue sharing. The Trustees considered the “fall-out” benefits to the Adviser from managing the Funds, and noted that the Funds do not have any “soft dollar” arrangements with broker-dealers that would otherwise benefit the Adviser. The Trustees also reviewed the Adviser’s current registration form (Form ADV) with the Securities and Exchange Commission (“SEC”), which had been updated as of March 31, 2017, a copy of the Agreement, purchase and redemption information for each Fund, the annual Code of Ethics Report from the Adviser and the Adviser’s Disaster Recovery and Contingency Plan.

Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with counsel in executive session. In approving the Agreement, the Independent Trustees reached the following conclusions: (1) based on the performance and risk characteristics of the Funds and the effectiveness of the Funds in achieving their stated objectives, the Adviser has provided high quality services; (2) the Adviser has the financial resources and personnel to continue to provide quality advisory services to the Trust; (3) the advisory fees paid by and the total expenses of each Fund are reasonable; and (4) the continuance of the Agreement is in the best interests of each Fund and its shareholders. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of the Funds. The Independent Trustees concluded that the Adviser’s profitability was not excessive given the quality and scope of services provided by the Adviser and the overall investment performance of the Funds. The Independent Trustees further determined that, based on current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. After further discussion, it was the consensus of the Independent Trustees that it is not appropriate to introduce fee breakpoints at the present time. The Trustees noted, however, that if a Fund grows significantly in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement.

No single factor was considered in isolation or considered to be determinative to the decision of the Independent Trustees to approve the Agreement. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered that it would be in the best interests of the Funds and their shareholders to renew the Agreement for an additional annual period.

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CUTLER INVESTMENT COUNSEL, LLC

INVESTMENT ADVISER TO THE TRUST

525 Bigham Knoll
Jacksonville, OR 97530
(800)228-8537 ● (541)770-9000
Fax:(541)779-0006
info@cutler.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Edward T. Alter. Mr. Alter is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $48,000 and $47,300 with respect to the registrant’s fiscal years ended June 30, 2017 and June 30, 2016, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $9,500 and $7,200 with respect to the fiscal years ended June 30, 2017 and June 30, 2016, respectively. The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2017 and June 30, 2016, aggregate non-audit fees of $9,500 and $7,200, respectively, were billed by the principal accountant for services rendered to the registrant.

No non-audit fees were billed by the registrant’s principal accountant in either of the last two fiscal years for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	September 6, 2017

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer

Date	September 6, 2017

*	Print the name and title of each signing officer under his or her signature.